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                                                                  EXHIBIT 23.2



                     CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statements on Form S-3 (No. 333-25805) of Amerigon Incorporated of our report dated March 23, 1999 appearing on page F-2 of this Form 10-K.



PRICEWATERHOUSECOOPERS LLP

Costa Mesa, California
March 30, 1999